The words "First Investors" in a box across the top of the page.


FIRST INVESTORS
U.S. GOVERNMENT PLUS FUND


SEMI-ANNUAL REPORT
JUNE 30, 2001


First Investors Logo

The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK" under the First Investors logo.


F16146


Market Overview
First Investors U.S. Government Plus Fund

Dear Investor:

We are pleased to present the semi-annual report for the First Investors U.S. Government Plus Fund for the six-month period ended June 30, 2001.

The Economy

The U.S. economy was characterized by weak growth during the first six months of the year. The gross domestic product (GDP) rose at an annualized rate of only 1.0%, approximately one-third of the growth rate in 2000. The slowdown, which began in the second half of 2000, has several causes. In its effort to slow the economy to a sustainable level, the Federal Reserve ("the Fed") repeatedly raised the benchmark federal funds rate from mid-1999 to mid-2000. During this period, energy prices increased substantially, acting as a tax on consumers. After reaching new heights in March of 2000, the stock market declined considerably. And, after several years of robust expansion, the manufacturing sector suffered due to excessive inventories.

While the economy struggled, it avoided recession thanks to continued spending by consumers. Consumers benefited from a relatively low level of unemployment. As of June 30, the unemployment rate stood at a relatively benign level of 4.5%. In addition to the surprisingly healthy job market, rising incomes, a robust housing industry and relatively low interest rates helped keep the consumer sector strong.

In contrast, the manufacturing sector remained mired in recession. More than 750,000 manufacturing jobs were lost over the last 12 months and industrial production has declined for nine consecutive months.

In response to the slumping U.S. economy, a number of foreign economies have also weakened. In particular, Japan fell back into recession in the first quarter, and Europe's 2001 growth rate is expected to be lower than the U.S. rate.

Even with the economy's difficulties, there were positive elements. Inflation has remained moderate, despite high energy prices. Excluding the volatile food and energy sectors, the consumer price index (CPI) rose only 2.7% over the past 12 months, essentially unchanged from a year ago. Inflation will likely move lower going forward, in response to the slowing economy and the recent decline in energy prices.

The benign inflation rate has allowed the Fed to respond aggressively to the economic slowdown. To help revive the sagging economy, the Fed lowered the target federal funds rate 275 basis points (2.75 percentage points) during the first half of the year, and has indicated that at least one more rate cut is likely later in the summer. This is the most aggressive series of rate cuts since Alan Greenspan became chairman of the Fed in 1987.

Congress also passed President Bush's $1.35 trillion 10-year tax cut in May. The legislation phases in lower marginal rates for individuals, expands the child tax credit, eliminates the marriage penalty and eventually repeals the estate tax. In the short term, all taxpayers will receive a rebate this summer from the U.S. government. This influx of money should boost the economy by approximately one percentage point this year as individuals spend their rebates.

The Equity Market

The fragile state of the economy continued to put pressure on the stock market during the first half of 2001. Amid a backdrop of slow growth, slumping corporate profits and the specter of recession, it was a difficult time for equity investors as most major indexes were negative for the period. For the first half of 2001, the Standard & Poor's 500 Index was down 7.26%, the Wilshire 5000 Total Market Index was off 6.31% and the Dow Jones Industrial Average posted a loss of 2.64%. Technology stocks continued to struggle, with the tech-heavy Nasdaq Composite Index dropping 12.52%. Following a harsh first quarter, the stock market showed signs of life during the second quarter, giving investors reason for hope during the second half of the year.

Thanks to a surge in the stock market in late April and early May, the broad market has recovered somewhat from its year-long misery. During the second quarter, the Standard & Poor's 500 Index, Wilshire 5000 Total Market Index and the Nasdaq Composite Index all had their first positive quarters since March 2000. All three indexes were up more than 5% for the quarter, with the Nasdaq gaining more than 17%. In addition, the Dow Jones Industrial Average posted its best quarter since the end of 1999. The average U.S. diversified equity fund gained about 6% over the quarter, but remains down about 8% year-to-date, according to Lipper Inc. The volatility of the recent past underscores the wisdom of having a long-term perspective when investing in the stock market.

The Bond Market

While short-term interest rates fell substantially during the first six months of the year in response to the Fed's aggressive easing, long-term interest rates rose as the bond market began to anticipate the possibility of the economy's recovery later in the year. For example, three-month U.S. Treasury bill rates fell from 5.90% to 3.66%, while the benchmark 10-year U.S. Treasury note yield rose from 5.11% to 5.41%.

In general, most sectors of the bond market posted good returns during the first half of the year. However, returns varied substantially by sector. The Lehman Aggregate Bond Market Index (a broad measure of the U.S. high grade bond market) was up 3.62% for the six-month period, and 11.23% over a twelve-month period. Investment grade corporate bonds were the best performing sector by a wide margin. Historically attractive yields versus Treasuries resulted in substantial investor demand for investment grade bonds. The high yield bond sector had good performance due to an extremely strong first quarter, as investors moved into the sector based on historically attractive yields versus Treasuries. Mortgage-backed bonds also posted solid returns over the past six months, as the sector benefited from high yields relative to Treasury securities. The Treasury sector had the weakest performance among bond market sectors. Long-term Treasury yields rose due to anticipation of an economic recovery and passage of the tax cut, which will reduce the U.S. budget surplus. In the money market sector, yields fell substantially due to the aggressive Fed easing.

Looking Ahead

The economy is likely to recover in the second half of 2001 due to a combination of Fed interest rate cuts, the tax cut and lower energy prices. However, the extent of the forecasted recovery remains unclear, since at mid-year there are few signs of economic strength. The Fed is likely to ease rates somewhat further later in the summer, particularly if the economy remains weak. A comeback for the economy should spur corporate profits, which in turn would boost the stock market. As for the bond market, long-term yields are likely to move higher if the economy recovers. However, moderate (and possibly falling) inflation should temper any rise in interest rates.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles



Market Overview (continued)
First Investors U.S. Government Plus Fund

that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
First Investors Management Company, Inc.

July 31, 2001

* There are a variety of risks associated with investing in mutual funds. For the stock funds, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock funds, such as small-cap, global and international funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.



Portfolio of Investments
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND
June 30, 2001
-------------------------------------------------------------------------------------------------
                                                                                           Amount
Principal                                                                                Invested
   Amount                                                                                For Each
       or                                                                              $10,000 of
   Shares    Security                                                       Value      Net Assets
-------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT SECURITIES--99.8%
   $1,250M   Treasury STRIPS, due 11/15/2004 (cost $898,017)           $ 1,065,013        $ 9,977
-------------------------------------------------------------------------------------------------
             COMMON STOCKS--.1%
             Technology
       100 * McDATA Corporation - Class "A" (cost $1,932)                    1,755             16
-------------------------------------------------------------------------------------------------
Total Value of Investments (cost $899,949)                     99.9%     1,066,768          9,993
Other Assets, Less Liabilities                                   .1            714              7
-------------------------------------------------------------------------------------------------
Net Assets                                                    100.0%     1,067,482        $10,000
=================================================================================================

* Non-income producing

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
June 30, 2001

--------------------------------------------------------------------------------------------
Assets
Investments in securities:
  At identified cost                                                              $  899,949
                                                                                  ==========
  At value (Note 1A)                                                              $1,066,768
Cash                                                                                   4,233
Other assets                                                                           2,675
                                                                                  ----------
Total Assets                                                                       1,073,676
                                                                                  ----------
Liabilities
Investment securities purchased                                                        1,932
Accrued expenses                                                                       3,751
Accrued advisory fees                                                                    511
                                                                                  ----------
Total Liabilities                                                                      6,194
                                                                                  ----------
Net Assets                                                                        $1,067,482
                                                                                  ==========

Net Assets Consist of:
Capital paid in                                                                   $  855,857
Undistributed net investment income                                                   37,869
Accumulated net realized gain on investment transactions                               6,937
Net unrealized appreciation in value of investments                                  166,819
                                                                                  ----------
Total                                                                             $1,067,482
                                                                                  ==========
Shares of beneficial interest outstanding (Note 3)                                   114,848
                                                                                  ==========
Net Asset Value and Redemption Price Per Share
   (Net assets divided by shares of beneficial interest outstanding)                  $ 9.29
                                                                                      ======
Maximum Offering Price Per Share
   (Net asset value /.92)*                                                            $10.10
                                                                                      ======
* On purchases of $10,000 or more, the sales charge is reduced

See notes to financial statements




Statement of Operations
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
Six Months Ended June 30, 2001

--------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                      $43,788
                                                                                    --------
Expenses (Notes 1 and 4):
  Advisory fee                                                                         5,349
  Professional fees                                                                    5,059
  Shareholder servicing costs                                                          1,120
  Custodian fees                                                                          84
  Other expenses                                                                         217
                                                                                    --------
Total expenses                                                                        11,829
Less: Expenses waived or assumed                                                      (5,826)
      Custodian fees paid indirectly                                                     (84)
                                                                                    --------
Net expenses                                                                           5,919
                                                                                    --------
Net investment income                                                                 37,869
                                                                                    --------
Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain on investments                                                       6,937
Net unrealized depreciation of investments                                           (17,121)
                                                                                    --------
Net loss on investments                                                              (10,184)
                                                                                    --------
Net Increase in Net Assets Resulting from Operations                                 $27,685
                                                                                    ========
See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1st FUND

-------------------------------------------------------------------------------------------------
                                                                        1/1/01 to       1/1/00 to
                                                                          6/30/01        12/31/00
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
  Net investment income                                                $   37,869      $   75,310
  Net realized gain on investments                                          6,937          15,086
  Net unrealized appreciation (depreciation) of investments               (17,121)         22,029
                                                                       ----------      ----------
    Net increase in net assets resulting from operations                   27,685         112,425
                                                                       ----------      ----------
Distributions to Shareholders
  Net investment income                                                        --         (75,310)
  Net realized gains                                                           --         (15,086)
                                                                       ----------      ----------
    Total distributions                                                        --         (90,396)
                                                                       ----------      ----------
Trust Share Transactions *
  Proceeds from shares sold                                                 8,871              --
  Reinvestment of distributions                                                --          89,763
  Cost of shares redeemed                                                 (62,032)       (109,311)
                                                                       ----------      ----------
     Net decrease from trust share transactions                           (53,161)        (19,548)
                                                                       ----------      ----------
Net increase (decrease) in net assets                                     (25,476)          2,481

Net Assets
  Beginning of period                                                   1,092,958       1,090,477
                                                                       ----------      ----------
  End of period (including undistributed net investment income of
     $37,869 and $0, respectively)                                     $1,067,482      $1,092,958
                                                                       ==========      ==========
* Trust Shares Issued and Redeemed
  Sold                                                                        968              --
  Issued on distributions reinvested                                           --           9,908
  Redeemed                                                                 (6,710)        (12,155)
                                                                       ----------      ----------
  Net decrease in trust shares outstanding                                 (5,742)         (2,247)
                                                                       ==========      ==========
See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1ST FUND

1. Significant Accounting Policies -- First Investors U.S. Government Plus Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Trust operates as a series fund, currently issuing shares of beneficial interest of the 1st Fund (the "Fund") only. The Fund's objective is first to generate income, and, to a lesser extent, achieve long-term capital appreciation.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded. Securities which have no sales on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. The Treasury STRIPS in which the Fund invests are traded primarily in the over-the-counter market. Such securities are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers, or brokers, information with respect to market transactions in comparable securities, and other available information in determining values. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith under the direction of the Trust's officers in a manner specifically authorized by the Trustees of the Trust.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve the Fund from all, or substantially all, federal income taxes.

C. Distributions to Shareholders -- Distributions to shareholders are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for post-October capital losses.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for common stocks and the amortized cost basis for Treasury STRIPS for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income (consisting of accreted discount) and estimated expenses are accrued daily. For the six months ended June 30, 2001, the Fund's custodian has provided credits in the amount of $84 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United states of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



Notes to Financial Statements (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1ST FUND

2. Security Transactions -- For the six months ended June 30, 2001, purchases and sales of securities and long-term U.S. Government
Obligations, excluding short-term notes, were as follows:

                                                  Long-Term
                         Securities       U.S. Government Obligations
                         ----------       ---------------------------
Purchases                  $1,932                 $    --
Proceeds of sales           1,153                  41,967

At June 30, 2001, the cost of investments for federal income tax purposes was $899,949. Accumulated net unrealized appreciation on investments was $166,819, consisting of $166,996 gross unrealized appreciation and $177 gross unrealized depreciation.

Trust Shares -- The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of the Fund.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and trustees of the Trust are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank ("FIFSB"), custodian of the Trust's individual retirement accounts ("IRA"). Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Fund. For the six months ended June 30, 2001, total trustees fees accrued by the Fund amounted to $150.

The Investment Advisory Agreement provides as compensation to FIMCO, an annual fee, payable monthly, at the rate of 1% of the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Total advisory fees accrued to FIMCO for the six months ended June 30, 2001, was $5,349 of which $2,152 was waived. In addition, expenses of $3,674 were assumed by FIMCO.

For the six months ended June 30, 2001, shareholder servicing costs included $748 in transfer agent fees paid to ADM and $255 in IRA custodian fees paid to FIFSB.



Financial Highlights
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

The following table sets forth the operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                            1/1/01                     Year Ended December 31,
                                                to    ---------------------------------------------------------
                                           6/30/01        2000        1999         1998        1997        1996
                                          --------    --------    ---------    --------    --------    --------
Per Share Data
--------------
Net Asset Value, Beginning of Period        $ 9.06      $ 8.88       $10.23      $10.25      $10.37      $11.58
                                          --------    --------    ---------    --------    --------    --------
Income from Investment Operations:
  Net Investment Income                      0.330       0.680        0.681       0.723       0.670       0.648

  Net Realized and Unrealized Gain
  (Loss) on Investments                     (0.100)      0.317       (1.205)      0.453       0.274      (0.863)
                                          --------    --------    ---------    --------    --------    --------
    Total from Investment Operations         0.230       0.997       (0.524)      1.176       0.944      (0.215)
                                          --------    --------    ---------    --------    --------    --------

Less Distributions from:
  Net Investment Income                         --       0.681        0.681       0.723       0.670       0.648
  Net Realized Gain                             --       0.136        0.145       0.473       0.394       0.347
                                          --------    --------    ---------    --------    --------    --------
    Total Distributions                         --       0.817        0.826       1.196       1.064       0.995
                                          --------    --------    ---------    --------    --------    --------
Net Asset Value, End of Period              $ 9.29      $ 9.06       $ 8.88      $10.23      $10.25      $10.37
                                          ========    ========    =========    ========    ========    ========
Total Return (%)+                             2.54       11.22        (5.12)      11.47        9.10       (1.86)
-----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (in thousands)    $1,067      $1,093       $1,090      $1,235      $1,282      $1,359

Ratio to Average Net Assets:(%)*
  Expenses                                    1.10(a)     1.10         1.10        1.10        1.37        1.60
  Net Investment Income                       6.92(a)     7.18         6.65        6.35        6.11        5.70

Ratio to Average Net Assets
Before Expenses
Waived or Assumed:(%)
  Expenses                                    2.16(a)     2.26         2.08        1.93        1.93        1.98
  Net Investment Income                       5.86(a)     6.02         5.67        5.52        5.55        5.32

Portfolio Turnover Rate (%)                      0           0            1           1           0           7

 +  Calculated without sales charges
 *  Net of expenses waived or assumed (Note 4)
(a) Annualized

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Trustees of
First Investors U.S. Government Plus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the 1st Fund of First Investors U.S. Government Plus Fund at June 30, 2001, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 2001 and the year ended December 31, 2000 and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st Fund of First Investors U.S. Government Plus Fund as of June 30, 2001, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
July 31, 2001



FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Trustees
------------------------------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert T. Wentworth


Officers
------------------------------
Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Patricia D. Poitra
Vice President

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


Shareholder Information
------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.